SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            PENNFIRST BANCORP, INC.

              (Exact name of registrant specified in its charter)




         PENNSYLVANIA              0-19345                   25-1659846
(State or other jurisdiction     (Commission              (I.R.S. Employer
jurisdiction of incorporation    File Number)          Identification Number)
or organization)




600 Lawrence Avenue
ELLWOOD CITY, PENNSYLVANIA                                       16117
(Address of principal executive offices)                       (Zip Code)











                                (412) 758-5584
            (Registrant's telephone number, including area code)

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PennFirst Bancorp, Inc.
Form 8-K
Page 2

ITEM 5.OTHER EVENTS

     The information to be reported herein is incorporated by reference from the press release, dated September 18, 1996, filed as Exhibit 1 to this Form 8-K.

ITEM 7.FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    1    Press release dated September 18, 1996.

PennFirst Bancorp, Inc.
Form 8-K
Page 3

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PENNFIRST BANCORP, INC.
                                             (Registrant)



Date: September 18, 1996                By:/S/ CHARLOTTE A. ZUSCHLAG
                                        Charlotte A. Zuschlag
                                        President & Chief Executive Officer
                                        (Principal Executive Officer)